UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2022

USHG Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40109	85-4281417
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

853 Broadway, 17th Floor New York, New York	10003
(Address of Principal Executive Offices)	(Zip Code)

(212) 228-3585

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	HUGSU	New York Stock Exchange
Class A common stock, par value $0.0001 per share	HUGS	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HUGSW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02.	Termination of a Material Definitive Agreement.

As previously disclosed, on November 8, 2021, USHG Acquisiton Corp. (the “Company”) entered into an Investment Agreement and Plan of Merger (the “Investment Agreement”) with Panera Brands, Inc. a Delaware corporation (“Panera”), and Rye Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Panera (“Merger Sub”), pursuant to which the parties agreed that Merger Sub would merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Panera (the “Merger”). The Investment Agreement provided that it could be terminated by the Company or Panera if the Merger was not completed on or prior to June 30, 2022, subject to certain limitations. On July 1, 2022, Panera delivered a written notice of termination to the Company terminating the Investment Agreement as a result of the Merger not having been completed on or prior to June 30, 2022.

The Company was incorporated for the purpose of effecting a merger, share purchase or reorganization or other similar business combination with one or more businesses or entities. The Company intends to recommence its efforts to identify a prospective target business for an initial business combination, including traditional SPAC business combinations as well transaction structures that may permit the Company and its management team to add value to a target’s business and deliver a compelling investment opportunity to the Company’s stockholders. Under the Company’s second amended and restated certificate of incorporation, the Company has until March 1, 2023 to complete an initial business combination, unless it obtains Company stockholder approval for an extension of this time period.

Item 8.01.	Other Events.

On July 1, 2022, the Company issued a press release announcing the termination of the Investment Agreement. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibits

99.1	Press Release, dated July 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

USHG Acquisition Corp.

Date: July 1, 2022	By:	/s/ Adam D. Sokoloff
	Name:	Adam D. Sokoloff
	Title:	Chief Executive Officer